UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2016
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MasterCard Incorporated (Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-32877 (Commission File Number)	13-4172551 (IRS Employer Identification No.)
2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)
(914) 249-2000 (Registrant's telephone number, including area code)
NOT APPLICABLE (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 14, 2016, MasterCard Incorporated issued a press release relating to a ruling by the U.K. Competition Appeal Tribunal.

A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

Forward-Looking Statements
Statements in the attached press release which are not historical facts are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  When used in the press release, the words “believe”, “expect”, “could”, “may”, “would”, “will”, “trend” and similar words are intended to identify forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements relating to MasterCard’s future prospects, developments and business strategies.  Forward-looking statements speak only as of the date they are made, and the company undertakes no duty to update any forward-looking statements made in the press release or to conform such statements to actual results or changes in the company’s expectations.
Actual results may differ materially from such forward-looking statements for a number of reasons, including those risks, uncertainties and other factors discussed under the “Risk Factors” heading in the company’s most recent annual report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release issued by MasterCard Incorporated, dated July 14, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	July 14, 2016	By:	/s/ Janet McGinness
Janet McGinness
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release issued by MasterCard Incorporated, dated July 14, 2016